                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 24, 2001
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)

                            TIDEL TECHNOLOGIES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                              0-17288                    75-2193593
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission                (IRS
Employer of Incorporation)            File Number)            Identification No.)

     5847 SAN FELIPE, SUITE 900, HOUSTON, TX                        77057
     ---------------------------------------------------------------------------
     (Address of Principal Executive Offices)                      (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     OTHER EVENTS.
                        ------------

            On  September  27, 2001,  Tidel  Technologies,  Inc.  issued a press release,  set forth as Exhibit 99.1 to this  Current  Report,  which  describes, among other things,  the joint acquisition by the registrant and NCR Corporation of the entire  inventory of automated  teller machine  equipment owned by Credit
Card Center.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

              (c)   EXHIBITS

                    EXHIBIT NO.     EXHIBITS
                    -----------     --------

                        99.1        Press  Release of Tidel  Technologies,  Inc.
                                    dated September 27, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TIDEL TECHNOLOGIES, INC.

Dated: September 28, 2001                   By: /s/ Leonard Carr
                                                -----------------------------
                                            Name: Leonard Carr
                                            Title: Senior Vice President